UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012

LAPIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-100979	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Kinderkamack Road, Emerson, New Jersey	07630
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 225-0190

n/a
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)

On October 15, 2012, Lapis Technologies, Inc. (the “Company”) dismissed Paritz & Company, P.A. (“Paritz”) as the Company’s independent registered public accounting firm, effective immediately. The dismissal of Paritz was approved by the Company’s Board of Directors.

Paritz reports on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and through the date of dismissal, there were no disagreements with Paritz as described in Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Paritz’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2011 and 2010 and through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Paritz with a copy of this Current Report on Form 8-K prior to its filing and requested Paritz to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made. A copy of such letter, dated October 18, 2012 furnished by Paritz & Company, P.A., is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On October 15, 2012, the Company engaged BDO Ziv Haft as the Company’s new independent registered public accounting firm. The engagement of BDO Ziv Haft was approved by the Company’s Board of Directors.

During the fiscal years ended December 31, 2011 and 2010 and through the date of the engagement of BDO Ziv Haft, the Company did not consult with BDO Ziv Haft with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description

16.1	Letter from Paritz & Company, P.A. to the Commission, dated October 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPIS TECHNOLOGIES, INC.

Dated: October 18, 2012	By:	/s/ David Lucatz
		Name:	David Lucatz
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from Paritz & Company, P.A. to the Commission, dated October 18, 2012.